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[ABN-AMRO FUNDS LOGO]


                              ABN AMRO MID CAP FUND

                                 ABN AMRO FUNDS
                                 CLASS N SHARES

                     SUPPLEMENT DATED SEPTEMBER 30, 2003 TO
                         PROSPECTUS DATED MARCH 1, 2003

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS AND SHOULD BE RETAINED AND READ IN CONJUNCTION WITH THE PROSPECTUS.

         Effective October 1, 2003, Thyra Zerhusen, the portfolio manager for ABN AMRO MID CAP FUND (the "Fund"), will join Optimum Investment Advisers, LP ("Optimum"). Therefore, on September 18, 2003, the Board of Trustees of ABN AMRO Funds approved the termination of Talon Asset Management, Inc. as sub adviser for the Fund and the appointment of Optimum as the new sub adviser. Thyra Zerhusen will continue to serve as the Fund's portfolio manager.

         On October 1, 2003, ABN AMRO Asset Management, Inc. ("AAAM, Inc.") will enter into an interim sub-advisory agreement with Optimum on behalf of the Fund. Continuation of Optimum as sub adviser after the term of the interim sub-advisory agreement is subject to approval by a majority of the Fund's shareholders. A proxy statement explaining the details of the change in sub adviser and seeking approval of a new sub-advisory agreement will be mailed to shareholders in November. Optimum will receive a fee from AAAM, Inc. for services provided and expenses incurred pursuant to the interim sub-advisory agreement. The Fund's advisory fee under its investment advisory agreement with AAAM, Inc. will not change.

         Optimum is an independent registered investment adviser founded in 1990 with offices at 100 South Wacker Drive, Chicago, IL 60606. Optimum is wholly owned by its employees and, as of June 30, 2003, manages approximately $650 million for institutional and high net worth clients. Optimum has 22 employees, 12 of whom are experienced analysts and portfolio managers averaging over 25 years of investment experience.



                     INVESTORS SHOULD RETAIN THIS SUPPLEMENT
                    WITH THE PROSPECTUS FOR FUTURE REFERENCE.

         For more information, please call ABN AMRO Funds: 800 992-8151 or visit our Web site at www.abnamrofunds.com skr mid 93003
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                                 ABN AMRO FUNDS


                     SUPPLEMENT DATED SEPTEMBER 30, 2003 TO

                       STATEMENT OF ADDITIONAL INFORMATION
                     MARCH 1, 2003, AS AMENDED JUNE 30, 2003

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE STATEMENT OF ADDITIONAL INFORMATION AND SHOULD BE RETAINED AND READ IN CONJUNCTION WITH THE STATEMENT AND ADDITIONAL INFORMATION.

The following replaces information about Stuart Bilton found on page 36 under the "Trustees and Officers of the Trust" section of the Statement of Additional
Information:

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
                               TERM OF                                                         NUMBER OF
                               OFFICE(1)                                                       PORTFOLIOS
                                 AND                                                            IN FUND
                                LENGTH                                                          COMPLEX       OTHER TRUSTEESHIPS/
   NAME, ADDRESS, AGE AND      OF TIME        PRINCIPAL OCCUPATION(S) DURING PAST FIVE          OVERSEEN       DIRECTORSHIPS HELD
   POSITION(S) WITH TRUST       SERVED                         YEARS                          BY DIRECTOR         BY DIRECTOR
   ----------------------     ---------       ----------------------------------------        ------------    --------------------
------------------------------------------------------------------------------------------------------------------------------------
                                                      INTERESTED TRUSTEES(3)
------------------------------------------------------------------------------------------------------------------------------------
Stuart D. Bilton, CFA          9 years      Chairman of ABN AMRO Asset Management Holdings,        28        Director, Baldwin &
c/o 161 North Clark Street                  Inc.; President and Chief Executive Officer of                   Lyons, Inc.; The UICI
Chicago, IL  60601                          ABN AMRO Asset Management Holdings, Inc. from                    Companies; Veredus
Age:  57                                    2001-2003; President of Alleghany Asset                          Asset Management LLC;
Chairman, Board of Trustees                 Management, Inc. from 1996-2001 (purchased by                    TAMRO Capital
                                            ABN AMRO in February 2001).                                      Partners LLC.
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
(1) Trustees serve for an indefinite term until the earliest of: (i) removal by two-thirds of the Board of Trustees or shareholders, (ii) resignation, death or incapacity, (iii) the election and qualification of his successor, in accordance with the By-Laws of the Trust or (iv) the last day of the fiscal year in which he attains the age of 72 years. Officers serve for an indefinite term until the earliest of: (i) removal by the Board of Trustees, (ii) resignation, death or incapacity, (iii) the election and qualification of their successor, in accordance with the By-Laws of the Trust.

(3) "Interested person" of the Trust as defined in the 1940 Act. Messr. Bilton is considered an "interested person" because of his affiliations with ABN AMRO Asset Management (USA) LLC and related entities, which act as the Funds' investment advisers. Messr. Mutz is considered an "interested person" as determined by the Board of Trustees because of his position as director of an unaffiliated company which Mr. Bilton, an interested Trustee of the Trust, is also a director and serves on the audit, compensation and nominating committee.

The following supplements information found on page 59 under the "The Sub-Advisers" section of the Statement of Additional Information:

         On September 30, 2003, ABN AMRO Asset Management, Inc. ("AAAM, Inc."), on behalf of ABN AMRO MID CAP FUND (the "Fund"), will terminate the sub-advisory agreement with Talon Asset Management, Inc. and, on October 1, 2003, enter into an interim sub-advisory agreement with Optimum Investment Advisers, LP ("Optimum"). Optimum is an independent registered investment adviser founded in 1990 with offices at 100 South Wacker Drive, Chicago, IL 60606.

         For services provided and expenses incurred pursuant to the interim sub-advisory agreement, Optimum is entitled to receive a fee from AAAM, Inc. equal to 0.30 of 1% per annum on the first $100 million of the Fund's average daily net assets; 0.25 of 1% per annum on the next $300 million of the Fund's average daily net assets; and 0.20 of 1% per annum on the Fund's average daily net assets over $400 million; provided that Optimum shall not receive a fee for any month in which the Fund's average daily net assets are $18 million or less. The fee shall be payable monthly in arrears.


                  INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH
          THE STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE.

         For more information, please call ABN AMRO Funds: 800 992-8151 or visit our Web site at www.abnamrofunds.com




                                                                   SAI SUP 93003